EXHIBIT 10.22

THIS WARRANT AND THE SECURITIES THAT MAY BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND THE STATUTES AND RULES PROMULGATED THEREUNDER.

Dated: ____________, 2021	Right to Purchase ______
Shares of Common Stock,

Warrant No. SR- ___________

[FORM OF]

COMMON STOCK PURCHASE WARRANT

OF

SOBR SAFE, INC.

This certifies that, for value received, _________________________________ (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from SOBR Safe, Inc., a Delaware corporation (the “Company”), shares of the Company’s Common Stock as set forth below and subject to adjustment provided therein.

This Warrant is being issued pursuant to the terms of that certain $2,000,000 Private Placement Memorandum dated January 15, 2021 (the “PPM”). Unless indicated otherwise, the number of shares of common stock that Holder may purchase by exercising this Warrant is ____________________ shares.

1. Definitions. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing with the date hereof and ending two (2) years after the date hereof.

(b) “Exercise Price” shall mean $3.00 per share.

(c) “Exercise Shares” shall mean the shares of the Company’s common tock issuable upon exercise of this Warrant.

2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address as set forth in Section 10, below:

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price in cash or by check; and

(c) This Warrant.

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Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3. ADJUSTMENT IN NUMBER OF SHARES.

In case at any time or from time to time after the issue date the holders of the common stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, stock dividend, spin-off, reclassification, combination of shares or similar corporate rearrangement, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of common stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted to equal (A) the Exercise Price in effect multiplied by the number of shares of common stock into which this Warrant is exercisable immediately prior to the adjustment, divided by (B) the number of shares of common stock into which this Warrant is exercisable immediately after such adjustment. Nothing in this Section or this Warrant will entitle the Holder to receive more than the shares listed above, as adjusted by this Section. There is no provision for the Holder to receive any more shares of the Company’s common stock under this Warrant as a penalty or otherwise.

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4. Covenants of the Company.

(a) Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of the Company’s common stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes.

(b) No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

(c) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall provide to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

5. Representations of Holder.

(a) Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for its account only.

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(b) Securities Are Not Registered.

(1) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(2) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(3) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

(c) Disposition of Warrant and Exercise Shares.

(1) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

a) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

b) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

c) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

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(d) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. REPURCHASE RIGHT. In the event the Company’s common stock closes at or above $6.00 per share on NASDAQ for five (5) consecutive trading days then we have the right to notify the Holder that we plan to purchase the Warrants for $0.10 each. The Holder will have sixty (60) days from the date of the written repurchase notice to exercise the Warrants. Any warrants that are not exercised and paid for during the sixty (60) day period, the Company may purchase those warrants for $0.10 each.

9. REGISTRATION RIGHTS. As described in the Private Placement Memorandum, the Company hereby agrees to file a Registration Statement on Form S-1 on or before June 1, 2021 and to register the shares underlying the exercise of this Warrant for resale into the public marketplace. The Company expects the Registration Statement will be declared effective by the Securities and Exchange Commission approximately 3-4 months after filing. All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

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10. Transfer of Warrant. This Warrant and all rights hereunder are not transferable by the Holder unless the Holder obtains the express written consent of the Company.

11. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12. Waiver and Amendment. Any term of this Warrant may be amended or waived only with the written consent of the Holder.

13. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Company:	SOBR Safe, Inc. 885 Arapahoe Road Boulder, CO 80302 Attn: David Gandini, CFO Facsimile No.:

with a copy to:	Law Offices of Craig V. Butler 300 Spectrum Center Drive, Ste 300 Irvine, CA 92618 Attn: Craig V. Butler, Esq. Facsimile No.: (949) 209-2545

If to Holder:	______________________________
______________________________
______________________________
Facsimile No.: ___________________

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or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other Party hereto.

14. Governing Law; VENUE. The terms of this Warrant shall be construed in accordance with the laws of the State of Delaware, as applied to contracts entered into by Delaware residents within the State of Delaware, and to be performed entirely within the State of Delaware. The parties agree that any action brought to enforce the terms of this Secured Debenture will be brought in the appropriate federal or state court having jurisdiction over Boulder County, Colorado.

15. ATTORNEYS’ FEES. Should either party commence any legal action or proceeding in order to enforce or interpret this Warrant or any term or provision hereof, then in addition to any damages or remedies that may be awarded or granted to the prevailing party therein, the prevailing party shall be entitled to have and recover from the losing party such prevailing party’s reasonable attorneys’ fees and costs incurred in connection therewith.

16. CURRENCY. All currency is expressed in U.S. dollars.

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of _________________, 2021.

SOBR Safe, Inc.,
a Delaware corporation

By: David Gandini
Its: Chief Financial Officer

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NOTICE OF EXERCISE

TO: SOBR Safe, Inc.

(1) The undersigned hereby elects to purchase ________ shares of the common stock of SOBR Safe, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the attached Warrant and based on an exercise price of $3.00, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Company’s common stock in the name of the undersigned or in such other name as is specified below:

_____________________________

(Name)

_____________________________

_____________________________

(Address)

__________________________________
(Date)	(Signature)

(Print name)

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